UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2009

THE FRONTIER FUND

(a Delaware Statutory Trust)

BALANCED SERIES; CAMPBELL/GRAHAM/TIVERTON SERIES; CURRENCY SERIES;

LONG ONLY COMMODITY SERIES; LONG/SHORT COMMODITY SERIES; MANAGED FUTURES

INDEX SERIES; WINTON SERIES; WINTON/GRAHAM SERIES

(Exact name of issuer as specified in charter)

Delaware	000-51274	38-6815533
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Equinox Fund Management, LLC

1660 Lincoln Street, Suite 100

Denver, Colorado

(Address of principal executive offices)

80264

(Zip code)

(303) 837-0600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b):

John R. Zumbrunn resigned as a member of the management committee, or the Executive Committee, of Equinox Fund Management, LLC, the managing owner of the Registrant (the “Managing Owner”) effective March 20, 2009. The resignation was not the result of any disagreement with the Managing Owner on any matter relating to the Managing Owner’s operations, policies or practices, including as they relate to the Registrant. Mr. Zumbrunn resigned to dedicate himself more fully to his private investment advisory and consulting practices.

5.02(c):

Dr. Ajay R. Dravid, age 55, was appointed as a member of the Executive Committee on March 20, 2009. Dr. Dravid’s role as a member of the Executive Committee will be focused on providing advice and input related to the Registrant.

Dr. Dravid will be a member of the Executive Committee until he resigns or is removed from office. Dr. Dravid has no family relationship with any other member of the Executive Committee. Dr. Dravid has no direct or indirect ownership interest in the Managing Owner, the Registrant or any affiliate of the Managing Owner or the Registrant.

Since January 2009, Dr. Dravid has been an adjunct professor of Finance at the Fox School of Business at Temple University. Since June 2006, he has also acted as a consultant, including acting as a paid consultant to the Managing Owner since July 2008. From December 2004 to May 2006, Dr. Dravid was President of Saranac Capital Management LP, a hedge fund, which managed more than $3 billion in hedge fund assets. From August 1993 to November 2004, he was a Managing Director at Salomon Brothers and Citigroup, each of which is an investment bank, where he helped to build and manage the hedge fund businesses and platforms at Salomon Brothers Asset Management (and its successors, Citigroup Asset Management and Citigroup Alternative Investments). He was also involved in the structuring and marketing of funds, portfolio management, quantitative analysis, risk management and client service.

Dr. Dravid received his Bachelor’s degree in Physics from the University of Poona (India) in 1973. He received an M.A. in Physics from SUNY at Stony Brook in 1975 and an MBA in Finance and Marketing from the University of Rochester in 1977. He was awarded a Ph.D. in Business by Stanford University in 1990.

Pursuant to a letter agreement dated March 20, 2009 between the Managing Owner and Dr. Dravid, as compensation for serving as a member of the Executive Committee, Dr. Dravid will receive $5,000 per quarter from the Managing Owner.

Attached hereto as Exhibit 99.1 is a form of press release which the Managing Owner intends to release announcing the events described in 5.02(b) and 5.02(c) of this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

9.01(d) Exhibits:

Exhibit No.	Description of Exhibit

99.1	Form of Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Frontier Fund
(Registrant)

Date: March 23, 2009	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Balanced Series,
a Series of The Frontier Fund
(Registrant)

Date: March 23, 2009	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Balanced Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Campbell/Graham/Tiverton Series,
a Series of The Frontier Fund
(Registrant)

Date: March 23, 2009	By:	/s/ Robert J. Enck
Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Campbell/Graham/Tiverton Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Currency Series,
a Series of The Frontier Fund
(Registrant)

	By:	/s/ Robert J. Enck
Date: March 23, 2009		Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Currency Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Long Only Commodity Series,
a Series of The Frontier Fund
(Registrant)

	By:	/s/ Robert J. Enck
Date: March 23, 2009		Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Long Only Commodity Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Long/Short Commodity Series,
a Series of The Frontier Fund
(Registrant)

	By:	/s/ Robert J. Enck
Date: March 23, 2009		Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Long/Short Commodity Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Managed Futures Index Series,
a Series of The Frontier Fund
(Registrant)

	By:	/s/ Robert J. Enck
Date: March 23, 2009		Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Managed Futures Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Winton Series,
a Series of The Frontier Fund
(Registrant)

	By:	/s/ Robert J. Enck
Date: March 23, 2009		Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Winton Series, a Series of The Frontier Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Winton/Graham Series,
a Series of The Frontier Fund
(Registrant)

	By:	/s/ Robert J. Enck
Date: March 23, 2009		Robert J. Enck
President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Winton/Graham Series, a Series of The Frontier Fund

Exhibit Index

Exhibit No.	Description of Exhibit

99.1	Form of Press Release